SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                JANUARY 2, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                            THE JOHN NUVEEN COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






              DELAWARE               1-11123              36-3817266
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


            333 WEST WACKER DRIVE, CHICAGO, ILLINOIS         60606
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (312) 917-7700
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 2.   OTHER EVENTS

                   The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

         ITEM 5.   OTHER EVENTS

                   On January 2, 1997, The John Nuveen Company, a
         Delaware corporation ("John Nuveen"), announced that it had completed its acquisition of Flagship Resources Inc., a Delaware corporation ("Flagship").

                   On January 2, 1997, the merger of Flagship with and into Nuveen/Flagship Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of John Nuveen (the "Merger") became effective, pursuant to the terms of the Agreement and Plan of Merger, dated as of July 16, 1996, as amended, by and among John Nuveen, Flagship, and the shareholder's of Flagship.

                   A copy of John Nuveen's press release dated January 2, 1997 announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (c)  Exhibits.

                   The following exhibits are filed with this report:

         Exhibit No.    Description

         99.1           Press Release dated January 2, 1997.








                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       THE JOHN NUVEEN COMPANY


         Dated:    January 2, 1997
                                       By /s/ James J. Wesolowski
                                          James J. Wesolowski
                                          Vice President, General
                                            Counsel and Secretary







                                 EXHIBIT INDEX


         Exhibit No.    Description

         99.1           Press Release dated January 2, 1997.